Subsequent Events	6 Months Ended
Jun. 30, 2011
Notes to Consolidated Financial Statements [Abstract]
Subsequent Events [Text Block]

17.       Subsequent Events

Acquisitions

Liberty Dialysis

On August 2, 2011, the Company announced its plans to acquire 100% of Liberty Dialysis Holdings, Inc, the owner of all of the business of Liberty Dialysis and owner of a 51% stake in Renal Advantage, Inc.. Fresenius Medical Care currently owns a 49% stake in Renal Advantage. The total investment for Fresenius Medical Care including the assumption of incremental debt will be approximately $1,700,000. The transaction remains subject to clearance under the Hart–Scott–Rodino Antitrust Improvements Act and is expected to close in early 2012. On completion, the acquired operations would add approximately 260 dialysis outpatient dialysis clinics to Fresenius Medical Care´s network in the U.S and approximately $1,000,000 in annual revenue before the anticipated divestiture of some centers as a condition of the transaction. The transaction will be financed from cash flow from operations and debt and is expected to be accretive to earnings in the first year after closing of the transaction.

American Access Care

On August 2, 2011, the Company announced its plans to acquire the U.S. based company American Access Care Holdings, LLC (AAC). AAC operates 28 freestanding out-patient interventional radiology centers throughout 12 states in the U.S. primarily dedicated to the vascular access needs of dialysis patients. The transaction remains subject to clearance under the Hart–Scott–Rodino Antitrust Improvements Act and is expected to close in the fourth quarter of 2011. On completion, the acquired operations will add approximately $175,000 in annual revenue and are expected to be accretive to earnings in the first year after closing of the transaction. The transaction will be financed from cash flow from operations and available borrowing capacity.